UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2012

ITEM 1.            REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2012

Semi-Annual Report

Western Asset Municipal Partners Fund Inc.
(MNP)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal Partners Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax-exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	15

Statement of operations	16

Statement of changes in net assets	17

Financial highlights	18

Notes to financial statements	19

Additional shareholder information	27

Dividend reinvestment plan	28

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal Partners Fund Inc. for the six-month reporting period ended May 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

In mid-April 2012, the Fund announced that its Board of Directors had approved changes to one of its investment policies. Under the previous investment policy, the Fund was restricted from entering into certain types of derivative transactions with counterparties other than those rated in the highest rating category of at least one nationally recognized rating organization. Effective April 17, 2012, the Fund adopted an amended investment policy which gives Legg Mason Partners Fund Advisor, LLC, the Fund’s investment advisor (“LMPFA”), or Western Asset Management Company, the Fund’s sub-adviser (“WAM”), the discretion to determine whether a particular counterparty in such transactions is creditworthy.

As a result of the credit crisis, many counterparties are no longer rated in the highest category. This made the Fund’s previous investment policy too prohibitive and did not allow the Fund the flexibility necessary to diversify its exposure in certain types of derivative transactions among various counterparties. The amended investment policy gives the Fund the ability to trade with counterparties with less than the highest credit rating as long as the counterparties are deemed creditworthy by LMPFA or WAM. Management believes the new policy will not materially increase risk for the Fund.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com.

Western Asset Municipal Partners Fund Inc.	III

Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2012

IV	Western Asset Municipal Partners Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered some momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% – the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department reported that first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.7%. Unemployment then generally declined over the next five months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May 2012. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 1.5% on a seasonally adjusted basis in May 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $182,600 in May 2012, up 7.9% from May 2011. In addition, the inventory of unsold homes fell 0.4% in May versus the previous month.

The manufacturing sector overcame a soft patch in the summer of 2011 and continued to expand during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. The PMI then dipped to 53.5 in May 2012.

Western Asset Municipal Partners Fund Inc.	V

Market review

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 2.08%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April and May given renewed fears over the European sovereign debt crisis. When the reporting period ended on May 31, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.59%, the latter being a historic low.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, after the reporting period ended, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first three months of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended May 31, 2012. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 5.75% and 3.46%, respectively. The municipal bond market outperformed the taxable bond market during four of the six months of the period

VI	Western Asset Municipal Partners Fund Inc.

Investment commentary (cont’d)

given solid demand, a sharp decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Performance review

For the six months ended May 31, 2012, Western Asset Municipal Partners Fund Inc. returned 10.77% based on its net asset value (“NAV”)viii and 15.92% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 5.75% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averageix returned 12.15% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.43 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$16.44 (NAV)	10.77%†
$16.74 (Market Price)	15.92%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Municipal Partners Fund Inc.	VII

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2012

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Diversification does not assure against market loss. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii          Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix                 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 84 funds in the Fund’s Lipper category.

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Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2012 and November 30, 2011 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — May 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC Muni Bond	— Barclays Capital Municipal Bond Index
MNP	— Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC Muni Bond	— Barclays Capital Municipal Bond Index
MNP	— Western Asset Municipal Partners Fund Inc.

4	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2012

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 151.5%
Alaska — 1.5%
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	$2,000,000	$ 2,366,680
Arizona — 2.0%
Glendale, AZ, Transportation Excise Tax Revenue, NATL	5.000%	7/1/28	2,855,000	3,157,145
California — 23.2%
California Health Facilities Finance Authority Revenue, Catholic Healthcare West	5.625%	7/1/32	5,000,000	5,457,650
California Health Facilities Financing Authority Revenue, Catholic Healthcare West	5.250%	3/1/24	2,500,000	2,819,150
California State, GO	5.000%	2/1/26	5,000,000	5,733,350
California State, GO, Unrefunded Balance	5.125%	6/1/24	35,000	35,066
California Statewide CDA Revenue, Insured Health Facility L.A., Jewish Home, CA, Mortgage Insurance	5.000%	11/15/28	1,500,000	1,558,515
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated, AGM	5.000%	7/1/35	5,000,000	5,443,150
Lower Tule River, CA, Irrigation District Revenue, COP	5.000%	8/1/40	1,000,000	1,008,600
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,490,000	3,265,585
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	3,000,000	3,714,210
Turlock, CA, Irrigation District Revenue	5.000%	1/1/35	2,500,000	2,718,025
Turlock, CA, Public Financing Authority, Tax Allocation Revenue, AGM	5.000%	9/1/30	2,500,000	2,557,275
University of California Revenues, AMBAC	5.000%	5/15/36	2,620,000	2,692,155
Total California				37,002,731
Colorado — 7.9%
Colorado Health Facilities Authority Revenue:
Poudre Valley Health Care	5.000%	3/1/25	2,850,000	3,021,826
Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	3,500,000	4,045,195
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.750%	11/15/18	425,000	476,608
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	4,000,000	5,033,520
Total Colorado				12,577,149
Florida — 6.1%
Miami-Dade County, FL, GO, Seaport	5.000%	10/1/23	2,315,000	2,691,048
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/30	2,000,000	2,221,200
Orlando, FL, Utilities Commission, Utility System Revenue	5.250%	10/1/22	3,440,000	4,400,345

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	5

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	$ 500,000	$ 505,510	(a)
Total Florida				9,818,103
Illinois — 17.0%
Chicago, IL, Midway Airport Revenue:
NATL	5.500%	1/1/29	2,000,000	2,002,620
NATL	5.625%	1/1/29	3,750,000	3,754,575	(b)
Chicago, IL, Park District, GO, Refunding, FGIC	5.000%	1/1/29	5,000,000	5,422,750
Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, FGIC	5.250%	12/1/18	1,000,000	1,196,180
Illinois EFA Revenue, Northwestern University	5.500%	12/1/13	1,070,000	1,098,719
Illinois Health Facilities Authority Revenue:
Refunding, Lutheran General Health System	7.000%	4/1/14	980,000	1,041,828
Refunding, SSM Health Care, NATL	6.550%	6/1/13	1,850,000	1,961,037	(c)
Servantoor Project, AGM	6.000%	8/15/12	705,000	712,917	(c)
South Suburban Hospital Project	7.000%	2/15/18	440,000	511,364	(c)
Illinois Municipal Electric Agency Power Supply, FGIC	5.250%	2/1/28	4,145,000	4,587,147
Illinois State, GO, First Series, AGM	5.500%	5/1/16	1,500,000	1,692,645
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Place, AGM	5.000%	6/15/50	3,000,000	3,176,760	(d)
Total Illinois				27,158,542
Indiana — 2.0%
Indiana Finance Authority Midwestern Disaster Relife Revenue, Ohio Valley Electric Corp. Project	5.000%	6/1/39	1,000,000	992,650
Indianapolis, IN, Local Public Improvement Bond Bank	5.000%	6/1/27	2,000,000	2,249,340
Total Indiana				3,241,990
Maryland — 4.3%
Maryland State EDC, EDR, Transportation Facilities Project	5.750%	6/1/35	1,000,000	1,070,630
Maryland State Health & Higher EFA Revenue:
Carroll County General Hospital Issue	6.000%	7/1/37	3,000,000	3,013,110
Suburban Hospital	5.500%	7/1/16	2,500,000	2,744,250
Total Maryland				6,827,990
Massachusetts — 0.9%
Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Unrefunded Balance	5.750%	8/1/29	355,000	356,079
Massachusetts State Water Resources Authority, NATL	5.000%	8/1/34	1,000,000	1,124,310
Total Massachusetts				1,480,389

See Notes to Financial Statements.

6	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2012

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 6.6%
Detroit, MI, GO, District State Aid	5.250%	11/1/24	$3,500,000	$ 3,972,570
Michigan State Hospital Finance Authority Revenue:
McLaren Health Care Corp.	5.750%	5/15/38	2,000,000	2,218,060
Trinity Health Corp.	5.375%	12/1/30	3,000,000	3,076,290	(e)
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/18	1,170,000	1,309,242	(b)
Total Michigan				10,576,162
Missouri — 1.3%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.375%	8/1/38	2,000,000	2,156,540
Nevada — 1.4%
Clark County, NV, GO, AMBAC	5.000%	11/1/21	2,000,000	2,269,860
New Jersey — 0.3%
New Jersey State EDA Revenue	5.000%	6/15/29	500,000	546,585
New York — 28.9%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	1,000,000	1,113,030
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	2,500,000	2,889,975
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	1,500,000	1,670,625
MTA, NY, Revenue	5.000%	11/15/25	1,000,000	1,162,520
MTA, NY, Revenue	5.250%	11/15/40	1,000,000	1,117,660
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	500,000	351,770
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2011	5.000%	6/15/31	4,850,000	5,552,329
New York City, NY, TFA Revenue, Unrefunded Balance, Future Tax Secured	5.500%	11/15/17	15,000	15,347
New York City, NY\TFA Revenue, Future Tax Secured	5.500%	11/15/17	4,100,000	4,197,047	(e)
New York Liberty Development Corp., Liberty Revenue:
4 World Trade Center LLC Project	5.750%	11/15/51	2,000,000	2,288,220
Second Priority, Bank of America Tower	5.125%	1/15/44	2,500,000	2,736,075
New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, AMBAC	5.500%	5/15/30	3,365,000	4,261,301
New York State Dormitory Authority Revenue, Non-State Supported Debt, Columbia University	5.000%	7/1/38	2,000,000	2,244,100
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, AMBAC	5.000%	4/1/26	4,700,000	5,198,952

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	7

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/26	$5,000,000	$ 5,781,350
Port Authority of New York & New Jersey	5.000%	1/15/41	5,000,000	5,600,600
Total New York				46,180,901
North Carolina — 4.3%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare System	5.000%	1/15/31	5,000,000	5,646,650
North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group	5.000%	11/1/39	1,200,000	1,250,448
Total North Carolina				6,897,098
Ohio — 0.7%
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.700%	8/1/20	1,000,000	1,153,330
Oklahoma — 1.4%
Grand River Dam Authority, OK, Revenue	5.250%	6/1/40	2,000,000	2,261,420
Oregon — 0.9%
Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems	5.250%	10/1/18	1,250,000	1,381,987
Pennsylvania — 6.0%
Central Bradford, PA, Progress Authority Revenue, Guthrie Healthcare Systems	5.000%	12/1/26	5,130,000	5,876,005
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	500,000	556,960
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	2,685,000	3,089,683
Total Pennsylvania				9,522,648
Puerto Rico — 4.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.250%	7/1/42	2,000,000	2,010,800
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/41	2,500,000	2,505,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	2,000,000	2,134,580
Total Puerto Rico				6,651,180
Tennessee — 3.7%
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/20	3,555,000	3,813,911
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/21	2,000,000	2,151,060
Total Tennessee				5,964,971

See Notes to Financial Statements.

8	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2012

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — 17.7%
Austin, TX, Water & Wastewater System Revenue	5.000%	11/15/26	$2,500,000	$ 2,892,700
Austin, TX, Water & Wastewater System Revenue	5.125%	11/15/28	2,210,000	2,561,125
Beaumont, TX, ISD, GO, School Building, PSF	5.000%	2/15/33	1,100,000	1,230,372
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems	5.250%	12/1/18	2,960,000	3,262,305
Harris County, TX, Metropolitan Transit Authority Sales & Use Tax	5.000%	11/1/36	2,500,000	2,841,175
Kemp, TX, ISD, GO, School Building	5.250%	2/15/33	3,450,000	3,929,999
Mesquite, TX, ISD No. 1, GO, Capital Appreciation, PSFG	0.000%	8/15/27	1,000,000	511,270
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,706,125
Texas State Turnpike Authority Revenue, First Tier, AMBAC	5.500%	8/15/39	5,000,000	5,009,500
Texas State, GO, Water Financial Assistance	5.000%	8/1/27	2,755,000	3,285,585
Total Texas				28,230,156
Washington — 7.0%
Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, AMBAC	5.450%	7/1/37	2,900,000	2,910,179	(b)(e)
Port of Seattle, WA, Revenue	5.000%	8/1/25	2,395,000	2,855,535
Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, NATL	5.000%	3/1/30	2,000,000	2,154,080
Washington State Health Care Facilities Authority Revenue, PeaceHealth	5.000%	11/1/28	3,000,000	3,222,360
Total Washington				11,142,154
Wisconsin — 2.2%
Wisconsin State HEFA Revenue, SSM Health Care Corp.	5.000%	6/1/25	3,110,000	3,473,994
Total Investments before Short-Term Investments (Cost — $222,297,706)				242,039,705
Short-Term Investments — 0.4%
New York — 0.2%
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.350%	6/15/32	300,000	300,000	(f)(g)
Pennsylvania — 0.2%
Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.	0.140%	8/1/28	400,000	400,000	(f)(g)
Total Short-Term Investments (Cost — $700,000)				700,000
Total Investments — 151.9% (Cost — $222,997,706#)				242,739,705
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (53.2)%				(85,000,000)
Other Assets in Excess of Liabilities — 1.3%				2,024,923
Total Net Assets — 100.0%				$159,764,628

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	9

Western Asset Municipal Partners Fund Inc.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
	AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
	CDA	— Communities Development Authority
	COP	— Certificates of Participation
	EDA	— Economic Development Authority
	EDC	— Economic Development Corporation
	EDR	— Economic Development Revenue
	EFA	— Educational Facilities Authority
	FGIC	— Financial Guaranty Insurance Company — Insured Bonds
	GO	— General Obligation
	HEFA	— Health & Educational Facilities Authority
	ISD	— Independent School District
	MTA	— Metropolitan Transportation Authority
	MWRA	— Massachusetts Water Resources Authority
	NATL	— National Public Finance Guarantee Corporation — Insured Bonds
	PSF	— Permanent School Fund
	PSFG	— Permanent School Fund Guaranty
	SPA	— Standby Bond Purchase Agreement — Insured Bonds
	TFA	— Transitional Finance Authority

See Notes to Financial Statements.

10	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2012

Western Asset Municipal Partners Fund Inc.

Summary of Investments by Industry†

Health care	16.9%
Transportation	13.9
Special tax obligation	10.7
Local general obligation	10.7
Power	9.9
Industrial revenue	8.6
Water & sewer	8.2
Pre-refunded/escrowed to maturity	5.5
State general obligation	5.5
Leasing	5.0
Education	2.5
Other	2.1
Solid waste/resource recovery	0.2
Short-term investments	0.3
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of May, 31, 2012 and are subject to change.

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	12.9%
AA/Aa	43.9
A	34.9
BBB/Baa	7.6
A-1/VMIG 1	0.3
NR	0.4
100.0%

*	As a percentage of total investments.
**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 11 through 14 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	11

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	–	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	–	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	–

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	–

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	–

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	–

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	–

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	–	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	–	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	–

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

12	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Long-term security ratings (unaudited) (cont’d)

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	–	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	–	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	–	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	–	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	–	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	–	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	–	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	–	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	–

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	–

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	–

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	–

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	–

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	–

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	–	Default is a real possibility.
CC	–	Default of some kind appears probable.
C	–	Default is imminent or inevitable, or the issuer is in standstill.
NR	–	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	13

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	–

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	–

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	–	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	–

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	–

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	–

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	–

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	–

Moody’s highest rating for issues having a variable rate demand feature – VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	–

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	–

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	–

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

14	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	–

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	–	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	–	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	–	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	–	Have a strong ability to repay short-term debt obligations.
P-3	–	Have an acceptable ability to repay short-term debt obligations.
NP	–	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	–	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	–	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	–	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	–	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	–	Fitch rating indicating default is a real possibility.
NR	–	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

May 31, 2012

Assets:
Investments, at value (Cost — $222,997,706)	$242,739,705
Cash	1,650
Interest receivable	3,232,974
Prepaid expenses	27,774
Total Assets	246,002,103

Liabilities:
Payable for securities purchased	992,650
Investment management fee payable	114,000
Payable to broker — variation margin on open futures contracts	44,375
Distributions payable to Auction Rate Cumulative Preferred Stockholders	3,585
Accrued expenses	82,865
Total Liabilities	1,237,475
Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $50,000 per share (Note 5)	85,000,000
Total Net Assets	$159,764,628

Net Assets:
Par value ($0.001 par value; 9,719,063 shares issued and outstanding; 100,000,000 shares authorized)	$ 9,719
Paid-in capital in excess of par value	135,567,168
Undistributed net investment income	4,429,133
Accumulated net realized gain on investments and futures contracts	764,113
Net unrealized appreciation on investments and futures contracts	18,994,495
Total Net Assets	$159,764,628

Shares Outstanding	9,719,063

Net Asset Value	$16.44

See Notes to Financial Statements.

16	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2012

Investment Income:
Interest	$ 5,350,138

Expenses:
Investment management fee (Note 2)	663,131
Auction Participation Fees (Note 5)	82,280
Audit and tax	55,524
Transfer agent fees	19,511
Shareholder reports	15,534
Directors’ fees	14,015
Legal fees	11,374
Stock exchange listing fees	10,669
Rating agency fees	9,621
Fund accounting fees	7,510
Auction agent fees	4,648
Custody fees	3,988
Insurance	2,150
Miscellaneous expenses	3,218
Total Expenses	903,173
Net Investment Income	4,446,965

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	678,418
Futures contracts	401,079
Net Realized Gain	1,079,497
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,471,891
Futures contracts	(1,057,930)
Change in Net Unrealized Appreciation (Depreciation)	10,413,961
Net Gain on Investments and Futures Contracts	11,493,458
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 5)	(104,963)
Increase in Net Assets from Operations	$15,835,460

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended May 31, 2012 (unaudited) and the Year Ended November 30, 2011	2012	2011

Operations:
Net investment income	$ 4,446,965	$ 8,804,001
Net realized gain	1,079,497	1,217,998
Change in net unrealized appreciation (depreciation)	10,413,961	5,610,499
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(104,963)	(261,749)
Increase in Net Assets From Operations	15,835,460	15,370,749

Distributions to Shareholders From (Note 1):
Net investment income	(4,082,006)	(8,091,125)
Net realized gains	(69,005)	—
Decrease in Net Assets From Distributions to Common Shareholders	(4,151,011)	(8,091,125)
Increase in Net Assets	11,684,449	7,279,624

Net Assets:
Beginning of period	148,080,179	140,800,555
End of period*	$159,764,628	$148,080,179
* Includes undistributed net investment income of:	$4,429,133	$4,169,137

See Notes to Financial Statements.

18	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2012[1,2]	2011[1]	2010[1]	2009[1,3]	2008[1,4]	2007[1,4]	2006[1,4]
Net asset value, beginning of period	$15.24	$14.49	$14.41	$11.75	$14.55	$14.79	$14.89
Income (loss) from operations:
Net investment income	0.45	0.91	0.95	0.90	0.93	0.89	0.90
Net realized and unrealized gain (loss)	1.19	0.70	(0.03)	2.45	(2.81)	(0.20)	(0.01)
Distributions paid to auction rate cumulative preferred stockholders from:
Net investment income	(0.01)	(0.03)	(0.04)	(0.05)	(0.29)	(0.31)	(0.25)
Net realized gains	—	—	—	—	(0.02)	(0.01)	(0.00)	[5]
Total income (loss) from operations	1.63	1.58	0.88	3.30	(2.19)	0.37	0.64
Distributions paid to common stock shareholders from:
Net investment income	(0.42)	(0.83)	(0.80)	(0.64)	(0.60)	(0.62)	(0.77)
Net realized gains	(0.01)	—	—	—	(0.04)	(0.01)	(0.00)	[5]
Total distributions	(0.43)	(0.83)	(0.80)	(0.64)	(0.64)	(0.63)	(0.77)
Increase in net asset value due to shares repurchased in tender offer	—	—	—	—	0.03	0.02	0.03
Net asset value, end of period	$16.44	$15.24	$14.49	$14.41	$11.75	$14.55	$14.79
Market price, end of period	$16.74	$14.83	$13.87	$12.86	$9.69	$13.24	$14.19
Total return, based on NAV[6,7]	10.77%	11.42%	6.16%	28.54%	(15.35)%	2.74%	4.68%
Total return, based on Market Price[8]	15.92%	13.54%	14.19%	39.80%	(22.67)%	(2.22)%	10.22%
Net assets, end of period (000s)	$159,765	$148,080	$140,801	$140,082	$114,186	$156,670	$76,629
Ratios to average net assets based on common shares outstanding:[9]
Gross expenses	1.16%[10]	1.25%	1.24%	1.37%[10]	1.48%	1.48%[11]	1.41%
Net expenses[12]	1.16 [10]	1.25	1.24	1.37 [10]	1.48	1.48 [11]	1.41	[13]
Net investment income	5.69 [10]	6.26	6.40	7.23 [10]	6.67	6.15	6.09
Portfolio turnover rate	7%	34%	32%	18%	46%	47%	18%
Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$85,000	$85,000	$85,000	$85,000	$85,000	$85,000	$40,000
Asset Coverage Per Share	143,979	137,106	132,824	132,401	117,169	142,159	145,786
Involuntary Liquidating Preference Per Share[14]	50,000	50,000	50,000	50,000	50,000	50,000	50,000

1              Per share amounts have been calculated using the average shares method.

2              For the six months ended May 31, 2012 (unaudited).

3              For the period January 1, 2009 through November 30, 2009.

4              For the year ended December 31.

5              Amount represents less than $0.01 per share.

6              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7              The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

8              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

9              Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

10         Annualized.

11         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.25%.

12         The impact of compensating balance arrangements, if any, was less than 0.01%.

13         Reflects fee waivers and/or expense reimbursements.

14         Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these

20	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	21

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†		$242,039,705		$242,039,705
Short-term investments†	—	700,000	—	700,000
Total investments	—	$242,739,705	—	$242,739,705

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$747,504	—	—	$747,504

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

22	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 5.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	23

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$21,986,457
Sales	16,952,825

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,944,754
Gross unrealized depreciation	(202,755)
Net unrealized appreciation	$19,741,999

At May 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	71	6/12	$9,922,465	$10,669,969	$(747,504)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

24	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2012.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$747,504

1              Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2              Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$401,079

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$(1,057,930)

During the six months ended May 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$5,680,781

5. Auction rate preferred stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Cumulative Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. On July 20, 2007, the Fund acquired the Preferred Stock of Western Asset Municipal Partners Fund II Inc. On October 1, 1993, Western Asset Municipal Partners Fund II Inc. closed its public offering of 900 shares of $0.001 par value Preferred Stock at an offering price of $50,000 per share. Thus, the Fund now has 1,700 shares of Preferred Stock outstanding. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends

Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report	25

(whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The Fund may pay higher maximum rates if the rating of the Fund’s Preferred Stock were to be lowered by the rating agencies. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s Preferred Stock starting on February 15, 2008, the Fund pays the applicable maximum rate. The dividend rates ranged from 0.107% to 0.381% during the six months ended May 31, 2012. The weighted average dividend rate for the six months ended May 31, 2012 was 0.246%. At May 31, 2012, the dividend rate was 0.320%.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009 and December 28, 2009, Citigroup Global Markets Inc. (“CGM”) and Merrill Lynch, Pierce, Fenner & Smith Inc., respectively, reduced their participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2012, the Fund paid $82,280 to participating broker/dealers. Effective June 1, 2010, Wells Fargo Advisors, LLC reduced its participation fee to an annual rate of 0.10% of the purchase price of the ARCPS, in the case of a failed auction.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to

26	Western Asset Municipal Partners Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

6. Distributions subsequent to May 31, 2012

On May 10, 2012, the Fund’s Board of Directors declared three common share distributions from net investment income, each in the amount of $0.07 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

8. Subsequent event

On July 12, 2012, Moody’s Investors Service lowered ratings of securities issued by closed end funds investing in nationally diversified municipal bonds. The Fund’s Auction Rate Cumulative Preferred Stock (“ARCPS”) ratings were lowered by Moody’s from Aaa to Aa1. Management has concluded that the change in the Fund’s ARCPS ratings does not materially impact the financial statements and will not cause the Fund to increase its dividend rates on the ARCPS.

Western Asset Municipal Partners Fund Inc.	27

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. was held on March 30, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Votes For	Common Shares Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Carol L. Colman	8,322,540	834,193	1,159	1
Leslie H. Gelb	8,278,368	878,365	1,159	1
Riordan Roett	0	0	1,159	1

At May 31, 2012, in addition to Carol L. Colman, Leslie H. Gelb and Riordan Roett, the other Directors of the Fund were as follows:

Daniel P. Cronin
Paolo M. Cucchi
R. Jay Gerken
William R. Hutchinson
Jeswald W. Salacuse

28	Western Asset Municipal Partners Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent

Western Asset Municipal Partners Fund Inc.	29

in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset

Municipal Partners Fund Inc.

Directors	Western Asset Municipal Partners Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
New York Stock Exchange Symbol
Officers	Custodian	MNP
R. Jay Gerken	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	59 Maiden Lane
Identity Theft Prevention Officer	New York, NY 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Auction agent
Thomas C. Mandia	Deutsche Bank
Assistant Secretary	60 Wall Street
Steven Frank	New York, NY 10005
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares ofthe Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010083 7/12 SR12-1684

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)  (1)   Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	July 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	July 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Western Asset Municipal Partners Fund Inc.

Date:	July 25, 2012